UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                   Of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2007

                            WIND ENERGY AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                  State or Other Jurisdiction of Incorporation

         0-9996                                  41-1387074
(Commission File Number)              (IRS Employer Identification No.)

                        12100 Singletree Lane, Suite 100
                             Eden Prairie, MN 55344
               (Address of Principal Executive Offices)(Zip Code)

                                  (952)746-1313
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Directors

On October 15, 2007 the Board of Directors of our Company elected Dr. Fredrick Fish as an additional director of our Company to serve until his successor is elected and shall qualify. Dr. Fish is a dermatologic surgeon who is the principal owner of Associated Skin Care Specialists, a significant dermatology practice in the Minneapolis/St. Paul metropolitan region. He is a nationally recognized specialist in skin cancer.

Dr. Fish also is an enthusiast and strongly interested in alternative energy projects, including his substantial investment in our common stock as well as his investment and participation in the development of an ethanol plant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Wind Energy America, Inc.


October 17, 2007                    By:  /s/ Robert O. Knutson
                                            Robert O. Knutson
                                            Chief Executive Officer